Exhibit 13.1 Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 20-F annual report of Schering Aktiengesellschaft (the "Company") for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "annual report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of such officer’s knowledge and belief, that:

1.	the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2006	By: /s/ HUBERTUS ERLEN Name: Hubertus Erlen Title: Chief Executive Officer

Dated: March 6, 2006	By: /s/ JÖRG SPIEKERKÖTTER Name: Jörg Spiekerkötter Title: Chief Financial Officer